Concentration and Risks	12 Months Ended
Dec. 31, 2024
Concentration and Risks
Concentration and Risks

3. Concentration and Risks

(a) Foreign currency exchange rate risk

In July 2005, the PRC government changed its decades-old policy of pegging the value of RMB to USD and RMB appreciated more than 20% against the USD over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between RMB and USD remained within a narrow band. Since June 2010, RMB has fluctuated against USD, at times significantly and unpredictably. The depreciation of the RMB against the US$ was approximately 9.2% between December 31, 2021 and 2022. The depreciation of the RMB against the US$ was approximately 1.7% between December 31, 2022 and 2023. The depreciation of the RMB against the US$ was approximately 1.5% between December 31, 2023 and 2024. It is difficult to predict how market force or the PRC or U.S. government policy may impact the exchange rate between the RMB and the USD in the future.

(b) Concentration of customers and suppliers

There were no customers or suppliers from whom revenues or purchases individually represent greater than 10% of the total revenues or the total purchases of the Group for the years ended December 31, 2022, 2023 and 2024.

3. Concentration and Risks (Continued)

(c) Concentration of credit risk

The Group’s credit risk primarily arises from cash and cash equivalents, restricted cash and term deposits, trade receivables, loan receivables, receivables from online payment platforms, and term deposits and short-term investments. The carrying amounts of these financial instruments represent the maximum amount of loss due to credit risk.

The Group places its cash and cash equivalents, restricted cash and term deposits, and term deposits and short-term investments in the reputable financial institutions with high credit quality. The risk is mitigated by credit evaluations the Group performs on the selected online payment platforms that are highly reputable and market leaders. There has been no default of payments from these online payment platforms.

As a further means of managing its credit risk, the Group holds its cash and cash equivalents and restricted cash and term deposits in a number of different financial institutions. As of December 31, 2023 and 2024, the Group held its cash and cash equivalents and restricted cash and term deposits in different financial institutions, and held approximately 27% and 41%, respectively, of its total cash and cash equivalents and restricted cash and term deposits in a single financial institution.

Under PRC law, it is generally required that a commercial bank in the Chinese mainland that holds third party cash deposits protects the depositors’ rights over and interests in their deposited money; banks in the Chinese mainland are subject to a series of risk control regulatory standards; and bank regulatory authorities in the Chinese mainland are empowered to take over the operation and management of any Chinese mainland bank that faces a material credit crisis.

Trade receivables are typically unsecured and are derived from revenue earned directly from customers. No single customer represented 10% or more of the Group’s revenues for the years ended December 31, 2022, 2023 and 2024. The Group has not experienced any significant recoverability issue with respect to its trade receivables.

Loan receivables are the micro loans to medical aesthetic consumers. The Group started to provide this service in 2021. There were no single consumer represented 10% or more of the Group’s such revenue for the years ended December 31, 2022, 2023 and 2024. The risk with respect to loan receivables is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring processes of outstanding balances.